ALAMOGORDO FINANCIAL CORPORATION
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334




October 15, 2002


Dear Stockholder:

We are pleased to invite you to attend the 2002 Annual Meeting of Stockholders of Alamogordo Financial Corporation (the "Company"). The Annual Meeting will be held at the main office of Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico, at 11:00 a.m., local time, on November 20, 2002.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and Alamogordo Federal Savings and Loan Association (the "Association"), the wholly-owned subsidiary of the Company. Directors and officers of the Company and Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of our independent auditors for the fiscal year ending June 30, 2003. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   /s/ R. Miles Ledgerwood

                                   R. Miles Ledgerwood
                                   President and Chief Executive Officer

                        Alamogordo Financial Corporation
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334

                                    NOTICE OF
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 20, 2002

         Notice is hereby given that the Annual Meeting of Stockholders of Alamogordo Financial Corporation (the "Company") will be held at the main office of Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico, at 11:00 a.m., local time, on November 20, 2002.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors;
     2. The ratification of the Company's appointment of The Accounting and Consulting Group as the Company's independent auditors for the fiscal year ending June 30, 2003; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 10, 2002, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico 88310 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                 By Order of the Board of Directors

                                 /s/ Julia A. Eggleston

                                 Julia A. Eggleston
                                 Secretary
Alamogordo, New Mexico
October 15, 2002


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                        Alamogordo Financial Corporation
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334

                      -------------------------------------
                                 PROXY STATEMENT
                      -------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                November 20, 2002
                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alamogordo Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the main office of Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico, at 11:00 a.m., local time, on November 20, 2002, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 15, 2002.

         Regardless of the number of shares of stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of the nominees for director named in this Proxy Statement, and FOR the ratification of the Company's auditor for the fiscal year ending June 30, 2003.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, Julia A. Eggleston, at the address of the Company shown above, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies, from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on October 10, 2002 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 1,292,317 shares of Common Stock issued and outstanding (excluding treasury shares), including 918,000 shares held by AF Mutual Holding Company, our mutual holding company parent. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominee proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR", (ii) vote
"AGAINST", or (iii) vote to "ABSTAIN" from voting on, such matter. An affirmative vote of the holders of a majority of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute ratification by the stockholders. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, broker non-votes will not be counted as shares present and entitled to vote and will have no effect on the vote on the matter presented.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be a beneficial owner of more than 5% of the Company's outstanding shares of Common Stock and all executive officers and directors as a group on the Record Date.

                                       Amount of Shares
                                       Owned and Nature        Percent of Shares
    Name and Address of                  of Beneficial          of Common Stock
     Beneficial Owner                      Ownership              Outstanding
------------------------------         ----------------        -----------------
AF Mutual Holding Company                   918,000                  69.9%
500 10th Street
Alamogordo, New Mexico 88310

All executive officers and directors         86,422                   6.6%
as a group (10 persons).
-----------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

                        PROPOSAL 1--ELECTION OF DIRECTORS

         Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period and until their successors have been elected and qualified. The Board of Directors has nominated Robert W. Hamilton and Earl E. Wallin to serve as directors. Both nominees currently serve as members of the Board of Directors.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve, if elected. The table also includes certain information regarding our executive officers.

                                                                   Term to        Shares of
                                                              Expire following   Common Stock
                         Age       Positions                     Fiscal Year     Beneficially
                        as of     Held in the         Director     Ending          Owned on        Percent
      Name         June 30, 2002    Company            Since       June 30        Record Date      Of Class
-----------------  -------------  -----------        ---------    ---------       -----------     ----------
                                               NOMINEES
Robert W. Hamilton       83        Chairman             1997         2002          25,174(1)         1.9%
Earl E. Wallin           74        Director             1997         2002           6,943(2)          *

                                     DIRECTORS CONTINUING IN OFFICE

Jimmie D. Randall        64        Director             2000         2003           4,190(3)          *
S. Thomas Overstreet     65        Vice Chairman        1997         2004          24,629(4)         1.9%
R. Miles Ledgerwood      47        Director, President  1997         2004          10,790(5)          *
                                   and Chief Executive
                                   Officer

                               EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Norma J. Clute           38        Vice President and Treasurer                     4,075(6)          *
Julia A. Eggleston       50        Sr. Vice President, Chief Operating Officer
                                   & Secretary                                      7,420(7)          *
Kemmie D. Jeter          48        Vice President-Head of Teller Operations         2,062(8)          *
Larry Chapman            43        Vice President-Lending Operations                   --             *
Cecilia E. Ashe          40        Vice President-Commercial and Consumer Lending   1,139(8)          *

-----------------------
*    less than 1%
(1) Includes options to purchase 7,140 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 3,034 shares of restricted stock.
(2) Includes options to purchase 3,118 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 1,325 shares of restricted stock.
(3) Includes options to purchase 2,238 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 952 shares of restricted stock.
(4) Includes options to purchase 5,354 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 2,275 shares of restricted stock.
(5) Includes options to purchase 1,785 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 4,460 shares of restricted stock
(6) Includes options to purchase 289 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 1,000 shares of restricted stock.
(7) Includes options to purchase 631 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 1,767 shares of restricted stock.
(8) Includes options to purchase 289 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 850 shares of restricted stock.

Directors

         The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

         Robert W. Hamilton. Mr. Hamilton has served as a director of Alamogordo Federal since 1958. Mr. Hamilton is a retired funeral director.

         S. Thomas Overstreet. Mr. Overstreet has served as a director of Alamogordo Federal since 1976. Mr. Overstreet is an attorney in the law firm of
S. Thomas Overstreet and Associates, P.C.

         Jimmie D. Randall. Mr. Randall has served as a director of Alamogordo Federal since 2000. Mr. Randall is a retired car dealer.

         Earl E. Wallin. Mr. Wallin has served as a director of Alamogordo Federal since 1982. Mr. Wallin was formerly President and Chief Executive officer of Alamogordo Federal until his retirement December 31, 1991.

         R. Miles Ledgerwood. Mr. Ledgerwood has been employed by Alamogordo Federal since 1983 and has served as its President and Chief Executive Officer and as a director since 1992.

Executive Officers who are not Directors

         Norma J. Clute. Ms. Clute has been employed by Alamogordo Federal since 1991 and has served as Vice President and Treasurer since 1993.

         Julia A. Eggleston. Ms. Eggleston has been employed by Alamogordo Federal since 1983 and has served as Senior Vice President, Chief Operating Officer and Secretary since 1993.

         Kemmie D. Jeter. Ms. Jeter has been employed by Alamogordo Federal since 1972 and has served as Vice President and head of teller operations since 1998.

         Larry Chapman. Mr. Chapman has been employed by Alamogordo Federal since 2001 and has served as Vice President of Lending Operations since that date. Prior to his employment at Alamogordo Federal, Mr. Chapman was employed at several financial institutions and specialized in the areas of commercial and residential mortgage lending and investment management.

         Cecilia E. Ashe. Ms. Ashe has been employed by Alamogordo Federal since 2000 and has served as Vice President of Commercial and Consumer Lending since that date. Prior to her employment at Alamogordo Federal, Ms. Ashe was employed by another financial institution for 17 years and served as a Vice President.

Meetings of the Board of Directors and Its Committees

         The Company's Board of Directors meets on a quarterly basis and may hold additional special meetings. During the fiscal year ended June 30, 2002, our board of directors held 4 regular meetings and 3 special meetings, and no director attended fewer than 75% of such meetings. The Company's Board does not currently maintain a standing nominating or compensation committee.

         The Company's Audit Committee consists of Messrs. Overstreet (Chairman), Hamilton and Randall, all of whom are nonemployee directors. Mr. Overstreet is jointly certified as an attorney and certified public accountant, and has held these designations for the past 26 years. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company's Audit Committee met 5 times during the fiscal year ended June 30, 2002.

Audit Committee Report


         The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has prepared the following report.


         As part of its ongoing activities, the Audit Committee has:

          o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2002;

          o    Discussed with the independent  auditors the matters  required to
               be  discussed  by  Statement  on  Auditing   Standards   No.  61,
               Communications with Audit Committees, as amended; and

          o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent auditors their independence.


         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 and be filed with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee
                         S. Thomas Overstreet (Chairman)
                               Robert W. Hamilton
                                Jimmie D. Randall


Director Compensation

         Fees. During the fiscal year ended June 30, 2002, the Company did not separately pay directors fees. Alamogordo Federal paid each director a monthly fee of $2,000, the Vice Chairman an additional monthly fee of $400, and the Chairman an additional monthly fee of $800. In addition, the Chairmen of the Investment Committee, Audit Committee, Compliance Committee and Board of Directors of Space Age Service Corporation are paid monthly fees of $350, $350, $200 and $300, respectively. Alamogordo Federal paid a total of $124,800 in board and committee fees during the fiscal year ended June 30, 2002.

         Stock Option Plan. During the fiscal year ended June 30, 2001, nonemployee Directors Hamilton, Overstreet, Wallin and Randall were awarded options to purchase 7,140, 5,354, 3,118 and 2,238 shares of the Company's common stock, respectively, all of which vested on June 25, 2001. The exercise price of the options is $18.50, the fair market value of the Company's common stock on the date of the award.

         Restricted Stock Plan. During the fiscal year ended June 30, 2001, nonemployee Directors Hamilton, Overstreet, Wallin and Randall were awarded 3,034, 2,275, 1,325 and 952 shares of restricted stock, respectively. The shares vest in two equal installments on November 1, 2001 and 2002. Directors receive dividends on and are able to vote all unvested shares. The last reported trade of the Company's common stock on the date of the awards was $18.50, and as of June 30, 2002 was $29.75.

Executive Compensation

         Summary Compensation Table. The following table provides information about the compensation paid for the fiscal years ended June 30, 2002, 2001 and 2000 to our Chief Executive Officer (the "Named Executive Officer"). No other officer's total annual salary and bonus for 2002 totaled $100,000 or more.

                                                   Summary Compensation Table
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       Long-Term Compensation
                                                     Annual Compensation(1)                    Awards
                                              ------------------------------------   --------------------------
                                   Fiscal                             Other Annual   Restricted                       All Other
                                 Year Ended                           Compensation      Stock        Options/       Compensation
Name and Principal Position       June 30,    Salary($)(1)   Bonus($)    ($)(2)      Awards($)(3)   SARs (#)(4)        ($)(5)
----------------------------     ----------   ------------   -------- ------------   ------------   -----------     ------------
Miles Ledgerwood, President,        2002        119,351       22,895     $  --       $     --            --            18,046
Chief Executive Officer and         2001        124,951       26,395        --         82,510         8,925            12,651
Director                            2000        122,175       23,989        --             --            --               900

--------------------

(1) Includes amounts deferred at the election of the executive under the Company's 401(k) plan.
(2) Does not include perquisites and personal benefits, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported.
(3) Based on the last trade reported as of the date of the award. Awards during the fiscal year ended June 30, 2001 represent 4,460 shares of restricted stock that vest in five equal annual installments commencing on July 1, 2002. As of June 30, 2002, the executive held 4,460 shares of restricted stock with a value of $132,685 based on the last trade reported as of that date. The executive receives dividends on and is able to vote all unvested shares.
(4)  Awards vest in five equal annual installments commencing on July 1, 2002.
(5) Includes awards under the Company's stock ownership plan based on the value of the shares allocated as of the date of the allocation, and Company contributions under the Company's 401(k) plan.


         Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table. Set forth below is information concerning the shares acquired upon exercise of options during fiscal 2002 by the Named Executive
Officer, and the number and value of stock options held by the Named Executive Officer at June 30, 2002. No options were granted to Named Executive Officers during fiscal 2002.

                                                                                                Value of Unexercised
                                                                                               In-The-Money Options at
                                                                 Number of Unexercised             Fiscal Year-End
                             Shares Acquired       Value       Options at Fiscal Year-End     Exercisable/Unexercisable
Name                          Upon Exercise       Realized      Exercisable/Unexercisable                (1)
-------------------          ---------------      --------     --------------------------     -------------------------
R. Miles Ledgerwood                --                --                 --/8,925                    $--/$100,406


-----------------------------

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of the Company's common stock that would be received upon exercise, assuming such exercise occurred on June 30, 2002, on which date the last reported sale price was $29.75 per share.


         The Company does not have any equity compensation program that was not approved by stockholders, other than its employee stock ownership plan.

         Set forth below is certain information as of June 30, 2002 regarding equity compensation to directors and executive officers of the Company that has been approved by stockholders.

====================================================================================================================
                                   Number of securities to be
                                    issued upon exercise of                                Number of securities
                                    outstanding options and       Weighted average       remaining available for
                                             rights                exercise price          issuance under plan
--------------------------------------------------------------------------------------------------------------------
Equity compensation to directors
and executive officers approved
by stockholders.................             47,808                    $18.50                     42,073
--------------------------------------------------------------------------------------------------------------------
         Total..................             47,808                    $18.50                     42,073
====================================================================================================================

Defined Benefit Pension Plan

         The Company maintains the Pentegra Retirement Fund, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Company for a period of one year in which they have 1,000 or more hours of service are eligible for membership in the Plan. Once eligible, an employee receives credit for all years of employment with the Company for purposes of determining the employee's benefit service and vested percentage under the Retirement Plan. The Company annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act ("ERISA").

         The regular form of all retirement benefits (i.e., normal, early or disability) is payable in monthly installments for the life of the retiree plus a retirement death benefit. An optional form of benefit may be selected instead of the normal form of benefits. These optional forms include a higher monthly installment payable for life and no further benefit upon death, a revised monthly installment during the member's life with some other benefit payable upon death and various annuity forms. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

         The normal retirement benefit payable annually ("regular annual retirement allowance") at or after age 65, is an amount equal to 2% multiplied by years of benefit service times average compensation based on the following: prior to February 1, 2001, employee benefits were based on the average of the employee's three highest annual salaries. Beginning February 1, 2001, employee benefits are based on the average salary during an employee's entire employment with the Bank. For employees with service before and after February 1, 2001 benefits are based on a "blended" plan. A reduced benefit is payable as early as age 45, after the member has become vested. A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age. If a member dies in active service, his beneficiary would be entitled to a lump sum death benefit equal to 100% of the member's last 12 months' salary, plus an additional 10% of the salary for each year of benefit service until a maximum of 300% of such salary is reached for 20 or more years, plus refund of the member's own contributions, if any, with interest. If a member dies after becoming eligible for early retirement, his beneficiary would receive a death benefit equal to the commuted value of a 120 monthly retirement allowance, payable in a lump sum or in installments, which would have been payable had the retiree's allowance commenced on the first day of the month in which he died.

         As of June 30, 2002, R. Miles Ledgerwood had 18 years of benefit service under the Retirement Plan.

Certain Transactions with Directors and Executive Officers

         Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. We currently do not make new loans or extensions of credit to our executive officers, directors and employees at different rates or terms than those offered to the general public. All loans to our directors, officers and employees have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions, and do not involve more than minimal risk of collectibility.

         S. Thomas Overstreet, who serves as a director of the Company and Alamogordo Federal, is a partner of the law firm of S. Thomas Overstreet and Associates, P.C., which represents Alamogordo Federal in legal matters. For the fiscal year ended June 30, 2002, Alamogordo Federal paid legal fees to S. Thomas Overstreet and Associates, P.C. totaling $32,260. The terms and conditions of these fees and services are substantially the same as those for similar transactions with other parties.

       PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 2002, were The Accounting & Consulting Group, L.L.P. The Company's Board of Directors has reappointed The Accounting & Consulting Group, L.L.P., to continue as independent auditors of the Company for the fiscal year ending June 30, 2003, subject to ratification of such appointment by the stockholders. It is expected that a representative of The Accounting & Consulting Group, L.L.P., will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by The Accounting and Consulting Group during the fiscal year ended June 30, 2002:


   Audit Fees                                                         $25,963
   Financial Information Systems Design and Implementation Fees       $    --
   All Other Fees                                                     $21,017


         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining the independence of The Accounting & Consulting Group, L.L.P. The Audit Committee concluded that performing such services does not affect the independence of The Accounting & Consulting Group, L.L.P. in performing its function as auditor of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTING & CONSULTING GROUP, L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 500 10th Street, Alamogordo, New Mexico 88310, no later than June 17, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than five days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's 2002 Annual Report to Stockholders has been mailed to all stockholders of record. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2002, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JULIA A. EGGLESTON, SECRETARY, ALAMOGORDO FINANCIAL CORPORATION, 500 10TH STREET, ALAMOGORDO, NEW MEXICO 88310.


                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Julia A. Eggleston
                               ---------------------------------------
                               Julia A. Eggleston
                               Secretary


Alamogordo, New Mexico
October 15, 2002

                                REVOCABLE PROXY

                        ALAMOGORDO FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 20, 2002

         The undersigned hereby appoints Jimmie D. Randall and R. Miles Ledgerwood, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders ("Meeting") to be held at 500 10th Street, Alamogordo, New Mexico, on November 20, 2002, at 11:00 a.m (local time). The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                          VOTE
                                                                 FOR    WITHHELD
                                                                 ---    --------
1.   The election as directors of the nominees listed below:

     Robert W. Hamilton                                          \__\      \__\

     Earl E. Wallin                                              \__\      \__\

                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------
2.   The ratification of the appointment of
     The Accounting & Counsulting  Group,
     L.L.P. as auditors for the fiscal year             \__\     \__\      \__\
     ending June 30, 2003.


         The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE AS DIRECTED. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. SHOULD THE NAMED PERSON BE UNABLE TO SERVE A PROXY THE BOARD OF DIRECTORS MAY NAME A SUBSTITUTE PERSON AS PROXY.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorney and proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 15, 2002, and audited financial statements.



            Dated: __________________2002



                                               ---------------------------------
                                               PRINT NAME OF STOCKHOLDER

                                               ---------------------------------
                                               SIGNATURE OF STOCKHOLDER

                                               ---------------------------------
                                               SIGNATURE, IF JOINTLY HELD

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

                Please complete and date this proxy and return it
               promptly in the enclosed postage-prepaid envelope.

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